Exhibit 4(f)

[P. O. Box 2606; Birmingham, Alabama 35202]
Protective Life Insurance Company	[1-800-866-9933]
A Stock Company	State of Domicile - [Tennessee]

LAPSE PROTECTION ENDORSEMENT

We have issued this endorsement as a part of the Policy to which it is attached to add Lapse Protection provisions to the Policy.  All Policy provisions not expressly modified by this endorsement remain in full force and effect.

Lapse Protection Guarantee:  The Policy will not lapse as long as:

1.              the Accumulated Net Payments Received, less any Policy Debt, is greater than or equal to the Accumulated Minimum Monthly Requirements; and

2.              the Policy Debt does not exceed the Cash Value.

Lapse Protection Net Premium (“LPNP”):  The amount after the deduction of the Lapse Protection Reduction Amount for that Year, shown on the Policy Schedule, from each premium payment.

Accumulated Net Payments Received (“ANPR”):   Accumulated Net Payments Received is calculated as of the end of the last Valuation Day of the month.  For each month the ANPR is equal to:

1.              the ANPR for the prior month ($0 for the first month of the first Year); plus

2.              the sum of all LPNP received since the beginning of the month; plus

3.              the Lapse Protection Interest for the month; less

4.              the reduction in Policy Value for any withdrawals taken since the beginning of the month calculated as a) multiplied by b) where:

a.              is the prior month ANPR, and

b.              is the withdrawal amount divided by the prior month’s surrender value.

Lapse Protection Interest:  Lapse Protection Interest is calculated as:

1.              the lesser of the Accumulated Fund Threshold and the sum of 1 plus 2 of the ANPR provision, multiplied by the Threshold Accumulation Factor, shown on the Policy Schedule; plus

2.              the amount of 1 plus 2 of the ANPR provision in excess of the Accumulated Fund Threshold, if any, multiplied by the Excess Accumulation Factor, shown on the Policy Schedule.

Accumulated Minimum Monthly Requirements (“AMMR”):  The Accumulated Minimum Monthly Requirements each month is equal to 1) plus 2) plus 3) multiplied by 4), where:

1.              Is the AMMR as of the prior month ($0 for the first month of the first Year);

2.              is the Net Minimum Monthly Requirement for the Policy month;

3.              is the Lapse Protection Monthly Adjustment Amount, shown in the Policy Schedule;

4.              is one plus the Threshold Accumulation Factor.

Net Minimum Monthly Requirement:  The Net Minimum Monthly Requirement is:

1

1.              The Minimum Monthly Requirement if the Policy Year is 2 or greater and no premium has been paid for the previous 12 months and the ANPR is less than the Accumulated Fund Threshold for the previous month;

2.              Otherwise the Net Minimum Monthly Requirement is the Minimum Monthly Requirement minus the Lapse Protection Reduction Amount.

Accumulated Fund Threshold:   For the first Month of a Year the Accumulated Fund Threshold is equal to:

1.              the Accumulated Fund Threshold for the prior month ($0 for the first month of the first Year) multiplied by one plus the Threshold Accumulation Factor; plus

2.              the Net Threshold Premium Amount, shown on the Policy Schedule, for that Year; plus,

3.              the annualized Lapse Protection Monthly Adjustment Amount.

For all other months, the Accumulated Fund Threshold is equal to the Accumulated Fund Threshold for the prior month multiplied by the Threshold Accumulation Factor.

Net Threshold Premium:  The Net Threshold Premium is the Threshold Premium less the Lapse Protection Reduction Amount.

No Accessible Value:  The Lapse Protection provisions of this endorsement do not represent accessible Policy Value available to you, or the beneficiary, for any purpose whatsoever.

Termination:  This endorsement terminates when the Policy to which it is attached terminates.

Reinstatement:  If the Policy to which this endorsement is attached is reinstated according to the applicable Policy provisions, this endorsement will also be reinstated.

Signed for the Company as of the Policy Effective Date.

PROTECTIVE LIFE INSURANCE COMPANY

[ABCDEF]

[Deborah J. Long]

[Secretary]

2

POLICY NUMBER: [SPECIMEN]

LAPSE PROTECTION

LAPSE PROTECTION MONTHLY ADJUSTMENT AMOUNT:  $[0.00]

LAPSE PROTECTION REDUCTION AMOUNT (“LPRA”)

(Percentage of each premium payment)

POLICY YEAR	LPRA
1	[0.0000	]%
2	[0.0000	]
3	[0.0000	]
4	[0.0000	]
5	[0.0000	]
6	[0.0000	]
7	[0.0000	]
8	[0.0000	]
9	[0.0000	]
10	[0.0000	]
11	[0.0000	]
12	[0.0000	]
13	[0.0000	]
14	[0.0000	]
15	[0.0000	]
16	[0.0000	]
17	[0.0000	]
18	[0.0000	]
19	[0.0000	]
20	[0.0000	]
21	[0.0000	]
22	[0.0000	]
23	[0.0000	]
24	[0.0000	]
25	[0.0000	]
26	[0.0000	]
27	[0.0000	]
28	[0.0000	]
29	[0.0000	]
30	[0.0000	]
31	[0.0000	]
32	[0.0000	]
33	[0.0000	]
34	[0.0000	]
35	[0.0000	]
36	[0.0000	]
37	[0.0000	]
38	[0.0000	]
39	[0.0000	]
40	[0.0000	]
41	[0.0000	]
42	[0.0000	]
43	[0.0000	]
44	[0.0000	]
45	[0.0000	]
46	[0.0000	]
47	[0.0000	]
48	[0.0000	]
49	[0.0000	]
50	[0.0000	]
51	[0.0000	]
52	[0.0000	]
53	[0.0000	]
54	[0.0000	]
55	[0.0000	]
56	[0.0000	]
57	[0.0000	]
58	[0.0000	]
59	[0.0000	]
60	[0.0000	]
61	[0.0000	]
62	[0.0000	]
63	[0.0000	]
64	[0.0000	]
65	[0.0000	]
66	[0.0000	]
67	[0.0000	]
68	[0.0000	]
69	[0.0000	]
70	[0.0000	]
71	[0.0000	]
72	[0.0000	]
73	[0.0000	]
74	[0.0000	]
75	[0.0000	]
76	[0.0000	]
77	[0.0000	]
78	[0.0000	]
79	[0.0000	]
80	[0.0000	]
81	[0.0000	]
82	[0.0000	]
83	[0.0000	]
84	[0.0000	]
85	[0.0000	]
86	[0.0000	]
87+	[0.0000	]

LP1

POLICY NUMBER: [SPECIMEN]

LAPSE PROTECTION

TABLE OF MINIMUM MONTHLY REQUIREMENTS

(The amounts shown below are the Minimum Monthly Requirements for each Month of the Policy Year)

POLICY YEAR	MINIMUM* MONTHLY REQUIREMENT
1	$ [14.95	]
2	[14.95	]
3	[14.95	]
4	[16.53	]
5	[17.93	]
6	[19.26	]
7	[20.53	]
8	[21.75	]
9	[23.10	]
10	[24.64	]
11	[26.67	]
12	[28.83	]
13	[31.24	]
14	[33.47	]
15	[35.61	]
16	[37.42	]
17	[39.42	]
18	[41.47	]
19	[44.08	]
20	[46.67	]
21	[49.67	]
22	[52.87	]
23	[56.15	]
24	[59.36	]
25	[62.82	]
26	[67.97	]
27	[72.59	]
28	[78.07	]
29	[83.94	]
30	[89.84	]
31	[95.79	]
32	[101.61	]
33	[107.29	]
34	[113.23	]
35	[119.10	]
36	[126.07	]
37	[133.57	]
38	[143.14	]
39	[152.77	]
40	[162.53	]
41	[172.77	]
42	[182.99	]
43	[194.43	]
44	[207.26	]
45	[221.44	]
46	[236.22	]
47	[252.31	]
48	[268.27	]
49	[284.69	]
50	[302.16	]
51	[320.86	]
52	[340.78	]
53	[361.55	]
54	[382.86	]
55	[404.4	]
56	[425.94	]
57	[445.25	]
58	[464.67	]
59	[484.45	]
60	[504.71	]
61	[525.31	]
62	[545.16	]
63	[565.84	]
64	[587.40	]
65	[609.88	]
66	[633.36	]
67	[651.57	]
68	[670.62	]
69	[690.53	]
70	[711.32	]
71	[732.73	]
72	[755.07	]
73	[778.38	]
74	[802.68	]
75	[828.01	]
76	[854.37	]
77	[881.83	]
78	[910.39	]
79	[940.12	]
80	[971.03	]
81	[1,003.17	]
82	[1,036.58	]
83	[1,071.28	]
84	[1,107.35	]
85	[1,144.80	]
86	[1,182.05	]
87+	[0.00	]

*The Minimum Monthly Requirement is not a premium.  It does not represent a specific payment required to maintain the lapse protection.  Please contact us in the event you require information regarding the minimum premium payment necessary to maintain the lapse protection.

LP2

POLICY NUMBER: [SPECIMEN]

LAPSE PROTECTION

TABLE OF ANNUAL THRESHOLD PREMIUMS

POLICY YEAR	ANNUAL THRESHOLD PREMIUM
1	$ [756.10	]
2	[756.10	]
3	[756.10	]
4	[756.10	]
5	[756.10	]
6	[756.10	]
7	[756.10	]
8	[756.10	]
9	[756.10	]
10	[756.10	]
11	[756.10	]
12	[756.10	]
13	[756.10	]
14	[756.10	]
15	[756.10	]
16	[756.10	]
17	[756.10	]
18	[756.10	]
19	[756.10	]
20	[756.10	]
21	[756.10	]
22	[756.10	]
23	[756.10	]
24	[756.10	]
25	[756.10	]
26	[756.10	]
27	[756.10	]
28	[756.10	]
29	[756.10	]
30	[756.10	]
31	[756.10	]
32	[756.10	]
33	[756.10	]
34	[756.10	]
35	[756.10	]
36	[756.10	]
37	[756.10	]
38	[756.10	]
39	[756.10	]
40	[756.10	]
41	[756.10	]
42	[756.10	]
43	[756.10	]
44	[756.10	]
45	[756.10	]
46	[756.10	]
47	[756.10	]
48	[756.10	]
49	[756.10	]
50	[756.10	]
51	[756.10	]
52	[756.10	]
53	[756.10	]
54	[756.10	]
55	[756.10	]
56	[756.10	]
57	[756.10	]
58	[756.10	]
59	[756.10	]
60	[756.10	]
61	[756.10	]
62	[756.10	]
63	[756.10	]
64	[756.10	]
65	[756.10	]
66	[756.10	]
67	[756.10	]
68	[756.10	]
69	[756.10	]
70	[756.10	]
71	[756.10	]
72	[756.10	]
73	[756.10	]
74	[756.10	]
75	[756.10	]
76	[756.10	]
77	[756.10	]
78	[756.10	]
79	[756.10	]
80	[756.10	]
81	[756.10	]
82	[756.10	]
83	[756.10	]
84	[756.10	]
85	[756.10	]
86	[756.10	]
87+	[0.00	]

LP3

POLICY NUMBER: [SPECIMEN]

LAPSE PROTECTION

TABLE OF MONTHLY ACCUMULATION FACTORS

Threshold Accumulation Factor (“TAF”) and Excess Accumulation Factor (“EAF”)

POLICY YEAR	TAF		EAF
1	[0.00526169	]	[0.00124149	]
2	[0.00526169	]	[0.00124149	]
3	[0.00526169	]	[0.00124149	]
4	[0.00526169	]	[0.00124149	]
5	[0.00526169	]	[0.00124149	]
6	[0.00526169	]	[0.00124149	]
7	[0.00526169	]	[0.00124149	]
8	[0.00526169	]	[0.00124149	]
9	[0.00526169	]	[0.00124149	]
10	[0.00526169	]	[0.00124149	]
11	[0.00526169	]	[0.00124149	]
12	[0.00526169	]	[0.00124149	]
13	[0.00526169	]	[0.00124149	]
14	[0.00526169	]	[0.00124149	]
15	[0.00526169	]	[0.00124149	]
16	[0.00526169	]	[0.00124149	]
17	[0.00526169	]	[0.00124149	]
18	[0.00526169	]	[0.00124149	]
19	[0.00526169	]	[0.00124149	]
20	[0.00526169	]	[0.00124149	]
21	[0.00526169	]	[0.00124149	]
22	[0.00526169	]	[0.00124149	]
23	[0.00526169	]	[0.00124149	]
24	[0.00526169	]	[0.00124149	]
25	[0.00526169	]	[0.00124149	]
26	[0.00526169	]	[0.00124149	]
27	[0.00526169	]	[0.00124149	]
28	[0.00526169	]	[0.00124149	]
29	[0.00526169	]	[0.00124149	]
30	[0.00526169	]	[0.00124149	]
31	[0.00526169	]	[0.00124149	]
32	[0.00526169	]	[0.00124149	]
33	[0.00526169	]	[0.00124149	]
34	[0.00526169	]	[0.00124149	]
35	[0.00526169	]	[0.00124149	]
36	[0.00526169	]	[0.00526169	]
37	[0.00526169	]	[0.00526169	]
38	[0.00526169	]	[0.00526169	]
39	[0.00526169	]	[0.00526169	]
40	[0.00526169	]	[0.00526169	]
41	[0.00526169	]	[0.00526169	]
42	[0.00526169	]	[0.00526169	]
43	[0.00526169	]	[0.00526169	]
44	[0.00526169	]	[0.00526169	]
45	[0.00526169	]	[0.00526169	]
46	[0.00526169	]	[0.00526169	]
47	[0.00526169	]	[0.00526169	]
48	[0.00526169	]	[0.00526169	]
49	[0.00526169	]	[0.00526169	]
50	[0.00526169	]	[0.00526169	]
51	[0.00526169	]	[0.00526169	]
52	[0.00526169	]	[0.00526169	]
53	[0.00526169	]	[0.00526169	]
54	[0.00526169	]	[0.00526169	]
55	[0.00526169	]	[0.00526169	]
56	[0.00526169	]	[0.00526169	]
57	[0.00526169	]	[0.00526169	]
58	[0.00526169	]	[0.00526169	]
59	[0.00526169	]	[0.00526169	]
60	[0.00526169	]	[0.00526169	]
61	[0.00526169	]	[0.00526169	]
62	[0.00526169	]	[0.00526169	]
63	[0.00526169	]	[0.00526169	]
64	[0.00526169	]	[0.00526169	]
65	[0.00526169	]	[0.00526169	]
66	[0.00526169	]	[0.00526169	]
67	[0.00526169	]	[0.00526169	]
68	[0.00526169	]	[0.00526169	]
69	[0.00526169	]	[0.00526169	]
70	[0.00526169	]	[0.00526169	]
71	[0.00526169	]	[0.00526169	]
72	[0.00526169	]	[0.00526169	]
73	[0.00526169	]	[0.00526169	]
74	[0.00526169	]	[0.00526169	]
75	[0.00526169	]	[0.00526169	]
76	[0.00526169	]	[0.00526169	]
77	[0.00526169	]	[0.00526169	]
78	[0.00526169	]	[0.00526169	]
79	[0.00526169	]	[0.00526169	]
80	[0.00526169	]	[0.00526169	]
81	[0.00526169	]	[0.00526169	]
82	[0.00526169	]	[0.00526169	]
83	[0.00526169	]	[0.00526169	]
84	[0.00526169	]	[0.00526169	]
85	[0.00526169	]	[0.00526169	]
86	[0.00526169	]	[0.00526169	]
87+	[0.00000000	]	[0.00000000	]

LP4